STOCK OPTION AGREEMENT

(Non-Qualified Option – Immediate Vesting — Restricted Stock)

THIS AGREEMENT GRANTS A NON-QUALIFIED STOCK OPTION
RESALE OF STOCK ISSUED ON EXERCISE OF THIS OPTION WILL BE RESTRICTED

Dear    (“Grantee”):

In view of your substantial contributions toward the achievement of the business goals and objectives of DNB Financial Corporation (the “Corporation”) and DNB First, National Association (the “Bank”) and the expectation of your future contributions, the Board of Directors of the Corporation is pleased to award you an option to purchase shares of the Common Stock of the Corporation pursuant to the 1995 Stock Option Plan of DNB Financial Corporation (As amended and restated, effective as of April 27, 2004) (the “Plan”). This letter will serve as the stock option agreement between you and the Corporation. The option awarded to you is subject to the following terms.

1. NUMBER OF SHARES: You are awarded an option to purchase a total of    shares of the Common Stock of the Corporation, subject to the terms, conditions and restrictions set forth in this Agreement and the Plan.

2. RESALE RESTRICTION ON SHARES:

(a) When issued, your resale or other disposition of these shares will be restricted for two (2) years from the date the Common Stock is issued to you, on the following terms and will bear the following legend:

“Sale, assignment, pledge, gift, or any other disposition, alienation or encumbrance of the shares represented by this certificate are restricted and prohibited until    ,    pursuant to the terms of a Stock Option Agreement dated December 22, 2004, between DNB Financial Corporation and the holder of the shares named on this certificate, which may be examined at the principal office of the Company, and such shares may be sold, transferred, assigned, pledged, given or otherwise disposed of, alienated or encumbered only upon compliance with the terms of that Agreement.”

(b) Notwithstanding the foregoing, upon and after issuance of the shares on your exercise of this option, but subject nevertheless to any other resale restrictions applicable to these shares (including without limitation any imposed if the shares are not registered under the Securities Act of 1933) you will be authorized to resell these shares free of the restriction set forth in subsection (a) of this Section solely for the purpose of paying or reimbursing the Corporation for federal, state or local withholding taxes applicable to your exercise of any stock options relating to shares of Common Stock of the Corporation.

3. TYPE OF OPTION: The option awarded to you is a Non-Qualified Option as that term is defined in the Plan.

4. EXERCISE PRICE: The shares may be purchased upon your exercise of this option for the price of $  per share

5. DATE OF GRANT OF AWARD: The Grant Date of the award of this option is December 22, 2004, which is also the date of this Agreement.

6. STATED EXPIRATION DATE: Unless earlier terminated as explained below, the option awarded to you expires (with respect to any number of shares subject to this option not previously exercised) on the 10th anniversary of the Grant Date stated above. This is the Stated Expiration Date.

7. DATE OPTION BECOMES EXERCISEABLE; LOSS OF OPTION IN CERTAIN CIRCUMSTANCES: The stock option awarded to you is exerciseable at any time after the Grant Date stated above. The stock option remains exerciseable by you until the expiration of the option in accordance with the terms of this Agreement and the terms of the Plan.

8. EXERCISE OF OPTION: You may exercise the option awarded to you from time to time as provided above by delivering to the Corporation all of the following:

(a) Written notice of the exercise marked for the attention of the Secretary specifying the number of whole shares in respect of which you are exercising the option.

(b) Payment of the exercise price for such shares in any of the following forms: (i) cash, (ii) certified check payable to the order of the Corporation, (iii) shares of Common Stock of the Corporation already owned by you, (iv) shares of Common Stock of the Corporation you are entitled to receive as a result of stock option exercises that you are entitled to make for such purpose, but only if those options are “in the money,” or (v) any combination of the foregoing.

(c) Payment of any federal, state and local withholding taxes required in respect of such exercise in any combination of the forms of payment described in (b) above.

(d) Only if the shares to be acquired upon exercise have not been registered under the Securities Act of 1933 (the 1933 Act ) :

(i) If required by the Board of Directors of the Corporation, a written statement that you are purchasing the shares for investment and not with a view toward their distribution and will not sell or transfer any shares received upon the exercise of the option except in accordance with the 1933 Act and following the expiration of the second anniversary of the Exercise Date of the option with respect to such shares;

(ii) If required by the Board of Directors of the Corporation, with such information as is necessary for the Corporation to comply with securities laws.

Notwithstanding the foregoing, Shares of Common Stock of the Corporation may only be applied against the exercise price or to pay any federal, state or local withholding taxes to the extent consistent with any restrictions applicable to such shares. If shares of Common Stock of the Corporation are to be applied in whole or partial payment of the exercise price or any withholding taxes, they shall be applied at their fair market value (as determined under the Plan) on the Exercise Date.

Upon receipt of the documents and payments listed above, the Corporation will issue you a certificate for the number of shares with respect to which you have exercised the option.

9. EXERCISE DATE: The date on which the Corporation receives the documents specified above in complete and otherwise acceptable form and the payments specified above will be treated as the Exercise Date with respect to your exercise of the stock option.

10. NON-ASSIGNABILITY OF OPTION: Except as provided by the Plan, the option awarded to you is exerciseable only by you. The option may not be transferred, assigned, pledged as security or hypothecated in any other way and shall not be subject to execution, attachment or similar process even if you agree with someone else that it will be, except that if you die while still employed with the Corporation or the Bank, your estate or the person who acquires the right to exercise the Stock Option upon your death by bequest or inheritance may exercise your option. Upon any attempt by you to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of any portion thereof or upon the levy of any execution, attachment or similar process on this option or on any portion thereof, the option awarded to you will immediately expire with respect to the number of shares not exercised prior to such event.

11. RIGHTS IN SHARES SUBJECT TO OPTION: You will not be treated as a holder of any of the shares subject to this option or of any rights of a holder of such shares unless and until the shares are issued to you as evidenced by stock certificates.

12. EFFECT ON EMPLOYMENT: This letter is not an employment agreement or service contract. Therefore, none of the rights awarded to you by this letter affect, in any way, your employment or service relationship with the Corporation or the Bank.

13. TERMINATION OF EMPLOYMENT OR SERVICE: Except as otherwise provided in the Plan or this Agreement, upon termination of your employment with the Corporation or the Bank, if applicable, and your separation from service as a Director of the Corporation and the Bank, if applicable, the unexercised portion of this option will terminate according to the following terms:

(a) If you terminate or separate on account of death or disability or you terminate on account of retirement which has been approved by the Corporation, your option will terminate on the Stated Expiration Date described above.

(b) If the termination of your employment or separation from service as a Director is a “Termination for Cause” as defined in the Plan, your option will terminate automatically with respect to any shares not previously exercised, effective immediately as of your termination or separation.

(c) If you terminate or separate by your own act, your option will terminate at the close of business on the earlier of the Stated Expiration Date described above or on the ninetieth (90th) day following the date of your termination or separation.

(d) If you terminate or separate for any other reason, your option will terminate at the close of business on the earlier of the Stated Expiration Date described above or on the third (3rd) anniversary of the date of your termination or separation.

14. OPTION AWARDED SUBJECT TO PLAN PROVISIONS: The Plan provisions take precedence over the provisions of this letter agreement, Therefore, in the case of any inconsistency between any provision of this letter agreement and any provision of the Plan in effect on the Grant Date, the provision of the Plan will control.

15. COUNTERPARTS: This letter agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which shall be deemed one and the same agreement.

IN WITNESS WHEREOF, the Corporation and the Grantee have duly executed this Agreement as of the Grant Date.

DNB FINANCIAL CORPORATION	Grantee:
By: Print Name: Title:	(L.S.) (Signature) Print Name:

1995 STOCK OPTION PLAN OF DNB FINANCIAL CORPORATION
(As amended and restated, effective as of April 27, 2004)

NOTICE OF STOCK OPTION EXERCISE

To:	DNB Financial Corporation Attention: Corporate Secretary

From:	(Grantee Name)	Date:

	(Address)	Tel.No. ( ) —

Date of Grant: _______________, _______ Number of Shares Exercised: _____________
Exercise Price Per Share: $_________.____Total Exercise Price: $__________. ____
PLUS:
Federal Income Tax Withholding $__________. ____	(Contact Payroll to Determine)
F.I.C.A. Tax Withholding $__________. ____	(Contact Payroll to Determine)
Pennsylvania Personal Income Tax Withholding $__________. ____
(Contact Payroll to Determine))
Local Earned Income Tax Withholding $__________. ____
(Contact Payroll to Determine)
Subtotal of withholding taxes $__________. ____
(Contact Payroll to Determine)
Total Remittance $__________. ____
_____	Check this box if you want to use all or part of any shares exercised that are
“in the money” to pay exercise price or withholding taxes.

(Attach certified check for net remittance due or attach properly endorsed certificates of stock with equal value)

[Please note that final remittance due is subject to adjustment pending determination of applicable stock value]

Please accept the above notice of exercise and issue share certificates as required.

(signature of person authorized to exercise)